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                                                                    EXHIBIT 10.8

                              LEASE AMENDMENT NO. 1

DATED:   MARCH 3, 2004

BETWEEN: QUEEN INVESTMENT COMPANY, LLC                      LANDLORD
         a Washington limited liability company

AND:     CELEBRATE EXPRESS.COM, INC.                        TENANT
         a Washington corporation

      By written Lease dated October 1, 2003, Tenant leased from Landlord approximately 37,314 square feet of office and warehouse space located at 405 Business Park, 11218, 11220 and 11232 120th Avenue NE, Kirkland, Washington 98033, (hereinafter referred to as "the Premises"). Said document is hereinafter referred to as "the Lease". The Lease expires December 31, 2008.

      Tenant now wishes to lease an additional approximate 3,450 square feet of office space located at 405 Business Park, 11232 120th Avenue NE, Suite 200 (1,221 sf) and 202 (2,229 sf), Kirkland, Washington 98033 (hereinafter referred to as the "First Additional Space") as shown on the attached Exhibit A.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

      1. Commencing May 1, 2004, 2,229 square feet of The First Additional Space (Suite 202) shall become subject to the terms of the Lease. Commencing June 15, 2004, the remaining 1,221 square feet of The First Additional Space (Suite 200) shall become subject to the terms of the Lease. Tenant's total leased area shall increase from 37,314 to 40,764 square feet of warehouse and office space.

      2. The First Additional Space shall be taken by Tenant in "as-is" condition.

      3. The Base Rent, payable monthly, for the Premises and First Additional Space shall be according to the rent schedule as shown on the attached Exhibit B.

      4. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

      IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

LANDLORD:                                      TENANT:

QUEEN INVESTMENT COMPANY, LLC                  CELEBRATE EXPRESS.COM. INC.
a Washington limited liability company         a Washington corporation

By:/s/ Richard Lee III                         By: /s/ Michael K. Jewell
   --------------------------------                -----------------------------

Name:Richard Lee III                           Name:Michael K. Jewell

Title:President                                Title:CEO/President